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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): NOVEMBER 22, 1999
                                                         -----------------


                                 MATRITECH, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


            0-12128                                   04-2985132
     ------------------------             ---------------------------------
     (Commission File Number)             (IRS Employer Identification No.)


               330 NEVADA STREET, NEWTON, MASSACHUSETTS 02460 USA
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


               Registrant's telephone number, including area code:


                                 (617) 928-0820
                                 --------------


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ITEM 5.   OTHER EVENTS.

     PRIVATE PLACEMENT
     -----------------

     On November 22, 1999, the Registrant completed a private placement of 900,670 units, with each unit consisting of two shares of Common Stock and a warrant to purchase one share of Common Stock for an aggregate selling price of $3,602,680. The Registrant will receive net proceeds of approximately $3,523,000 after deducting the estimated expenses of the transaction. The warrants issued in this transaction may be exercised at a price of $2.20 per share for two years and are callable by Matritech if certain Common Stock price levels are reached during the two-year period.

     These securities were offered and sold only to "accredited investors" (as defined in Regulation D).

     In connection with the transaction, the Registrant agreed to file, within 60 days of November 22, 1999, a registration statement with the Securities and Exchange Commission covering the resale from time to time of the shares of Common Stock issued in connection with the private placement and the shares of Common Stock issuable upon exercise of the warrants issued in connection with the private placement and to use its best efforts to cause the registration statement to become effective.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) Financial Statements
------------------------

     The effects of the private placement financing described in Item 5 are reflected in the following actual and pro forma unaudited balance sheet information of the Registrant as of September 30, 1999.


                                 MATRITECH, INC.
                                 BALANCE SHEETS
                                     ASSETS

                                                                   PRO FORMA
                                                SEPTEMBER 30,     SEPTEMBER 30,
                                                   1999              1999(1)
                                                -------------     -------------
CURRENT ASSETS:
  Cash and cash equivalents                     $3,509,134         $7,031,814
  Accounts receivable, net                         154,500            154,500
  Inventories                                      338,905            338,905
  Prepaid expenses                                  56,780             56,780
                                                ----------         ----------
        Total current assets                     4,059,319          7,581,999
                                                ----------         ----------

PROPERTY AND EQUIPMENT, at cost:
  Laboratory equipment                           1,440,920          1,440,920
  Office equipment                                 217,150            217,150
  Laboratory furniture                              62,739             62,739
  Leasehold improvements                            56,981             56,981
                                                ----------         ----------
                                                 1,777,790          1,777,790

       Less-Accumulated depreciation
              and amortization                   1,201,182          1,201,182
                                                ----------         ----------
                                                   576,608            576,608
                                                ----------         ----------


OTHER ASSETS, net                                   65,696             65,696
                                                ----------         ----------
                                                $4,701,623         $8,224,303
                                                ==========         ==========





                                 MATRITECH, INC.
                                 BALANCE SHEETS
                      LIABILITIES AND STOCKHOLDERS' EQUITY


                                                                         PRO FORMA
                                                    SEPTEMBER 30,       SEPTEMBER 30,
                                                        1999               1999(1)
                                                    -------------       ------------
CURRENT LIABILITIES:
    Current maturities of note payable              $     59,521        $     59,521
    Accounts payable                                     213,062             213,062
    Accrued expenses                                     700,792             700,792
                                                    ------------        ------------
         Total current liabilities                       973,375             973,375
                                                    ------------        ------------

NOTE PAYABLE, LESS CURRENT
 MATURITIES                                               98,794              98,794
                                                    ------------        ------------

STOCKHOLDERS' EQUITY:
 Preferred stock, $1.00 par value -
   Authorized - 4,000,000 shares
   Issued and outstanding - none                              --                  --
 Common stock, $.01 par value -
   Authorized - 40,000,000 shares
   Issued and outstanding -
     21,724,217 shares at
     September 30, 1999 and
     23,525,557 shares at
     pro forma September
     30, 1999                                            217,242             235,255
   Additional paid-in capital                         49,247,706          52,752,373
   Accumulated deficit                               (45,835,494)        (45,835,494)
                                                    ------------        ------------
            Total stockholders' equity                 3,629,454           7,152,134
                                                    ------------        ------------
                                                    $  4,701,623        $  8,224,303
                                                    ============        ============

----------------------

(1) This pro forma unaudited balance sheet information should be read in conjunction with the Registrant's unaudited financial statements and notes thereto contained in its Quarterly Report on Form 10-Q for the three-month period ended September 30, 1999. This pro forma unaudited balance sheet information reflects the sale of 900,670 units, each unit consisting of two shares of the Company's Common Stock and a warrant to purchase one share of the Company's Common Stock, at $4.00 per unit after deducting $80,000 in estimated offering expenses.

     This pro forma unaudited balance sheet information is not necessarily indicative of what the Registrant's financial position would have been had such transaction in fact occurred on September 30, 1999.

(c)  Exhibits
-------------

4.1 Form of Common Stock and Warrant Purchase Agreement between Matritech, Inc. and the several investors.

4.2 Form of Warrant Agreement issued by Matritech, Inc. to the several investors.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                             MATRITECH, INC.


November 22, 1999                            By: /s/ Stephen D. Chubb
                                                 -------------------------------
                                                 Name:  Stephen D. Chubb
                                                 Title: Chairman, Director and
                                                        Chief Executive Officer


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                                  EXHIBIT INDEX

EXHIBIT NUMBER    DESCRIPTION

4.1 Form of Common Stock and Warrant Purchase Agreement between Matritech, Inc. and the several investors.

4.2 Form of Warrant Agreement issued by Matritech, Inc. to the several investors.


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